UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012

Warwick Valley Telephone Company

(Exact name of registrant as specified in its charter)

0-11174	14-1160510
(Commission File No.)	(I.R.S. Employer Identification No.)

New York

(State or other jurisdiction of incorporation or organization)

47 Main Street

Warwick, New York 10990

(845) 986-8080

(Address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Warwick Valley Telephone Company (the “Company”) announced today the final certified results of the votes at its 2012 Annual Meeting of Shareholders, held Wednesday, April 25, 2012. The following directors were elected for one year terms: Jeffrey D. Alario, Duane W. Albro, Douglas B. Benedict, Kelly C. Bloss, David J. Cuthbert, Robert J. DeValentino and Douglas J. Mello. The Company’s shareholders also ratified the selection of WithumSmith+Brown, P.C. as the Company’s independent accountants for the year ending December 31, 2012.

Matters voted on at the meeting and the results of each vote are as follows:

		Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal I	To fix the number of directors at seven until the next annual meeting of shareholders.	4,652,569	86,920	10,179	0
		Votes For	Authority Withheld		Broker Non-Votes
Proposal II	Election of directors:
	Jeffrey D. Alario	3,049,679	73,743		1,626,246
	Duane W. Albro	3,050,988	72,434		1,626,246
	Douglas B. Benedict	3,050,579	72,843		1,626,246
	Kelly C. Bloss	2,989,557	133,865		1,626,246
	David J. Cuthbert	3,048,186	75,236		1,626,246
	Robert J. DeValentino	3,051,306	72,116		1,626,246
	Douglas J. Mello	2,979,735	143,687		1,626,246

		Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal III	To approve, on an advisory basis, the compensation of our named executive officers.	2,603,975	317,095	202,352	1,626,246
		Votes For	Votes Against	Abstain	Broker Non-Votes

Proposal IV	To ratify the selection of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2012.	4,658,754	81,079	9,835	0

At the Company’s Annual Organizational Meeting, held on the day of the Annual Meeting, the Board of Directors elected the following persons to the positions set forth opposite their names:

Robert J. DeValentino	Chairman of the Board
Jeffrey D. Alario	Vice Chairman of the Board
Duane W. Albro	President and Chief Executive Officer
David J. Cuthbert	Executive Vice President and Chief Operating Officer
Ralph Martucci, Jr.	Executive Vice President, Chief Financial Officer and Treasurer
Patrick W. Welsh III	Corporate Secretary
Joanne M. Joosten	Assistant Corporate Secretary

Also, at the Company’s Annual Organizational Meeting, the following committee assignments were approved:

Governance & Nominating Committee	Kelly C. Bloss, Chair
Robert J. DeValentino
Douglas J. Mello

Audit Committee	Jeffrey D. Alario-Chair
Douglas B. Benedict
Robert J. DeValentino

Compensation Committee	Douglas B. Benedict-Chair
Kelly C. Bloss
Douglas J. Mello

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY
(Registrant)

Date: May 1, 2012	By:	/s/ Duane W. Albro
Name: Duane W. Albro Title: President & CEO